ADMINISTRATION AGREEMENT
                               ARK FUNDS

   	THIS AGREEMENT is made as of this 1st day of November 1995, by and between the ARK Funds (the "Fund"), a Massachusetts business trust, and SEI Financial Management Corporation (the "Administrator"), a Delaware corporation.


    	WHEREAS, the Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios each represented by a separate series of shares; and

    	WHEREAS, the Fund desires the Administrator to provide, and the Administrator is willing to provide, management, and administrative services to such portfolios of the Fund as the Fund and the Administrator may agree on (the "Portfolios") and as are listed on the schedules attached hereto (the "Schedules") and made a part of this Agreement, on the terms and conditions hereinafter set forth;

     	NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

     	ARTICLE 1.	Retention of the Administrator.  The Fund hereby retains the
Administrator to act as the administrator of the Portfolios and to furnish the Portfolios with the management and administrative services as set forth below. The Administrator hereby accepts such employment to perform the duties set forth below.

     	The Administrator shall, for all purposes herein, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way and shall not be deemed an agent of the Fund.

     	ARTICLE 2. Administrative Services. The Administrator shall perform or supervise the performance by others of administrative services in connection with the operations of the Portfolios, and, on behalf of the Fund, will investigate, assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Portfolios' operations erformance as they may reasonably request but shall have no responsibility for supervising the performance by any investment adviser or sub-adviser of its responsibilities.

     	The Administrator shall provide the Fund with regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel compensation and facilities (including facilities for shareholders' and Board of Trustees' meetings) for handling the affairs of the Portfolios and such other services as the Administrator shall, from time to time, determine to be necessary to perform its obligations under this Agreement.

Without limiting the generality of the foregoing, the Administrator shall:

	(a)	calculate contractual Fund expenses and control all disbursements for the Fund, and as appropriate compute each Portfolio's yield, total return, expense ratio, portfolio turnover rate and, if required, average dollar-weighed maturity;

	(b)	assist Fund counsel with the preparation of prospectuses, statements of additional information, registration  statements, and proxy materials;

	(c)	prepare such reports, applications and documents (including reports regarding the sale and redemption of shares as may be required in order to comply with federal and state securities law) as may be necessary or desirable to register the Fund's shares with state securities authorities and file with the appropriate state securities authorities the registration statements and reports for the Fund and the Fund's shares and all amendments thereto, as may be necessary or convenient to register and keep effective the Fund and the Fund's shares with state securities authorities to enable the Fund to make a continuous offering of its shares;

	(d)	develop and prepare communications to shareholders, including the annual report to shareholders, coordinate mailing prospectuses, notices,  proxy statements, proxies  and other reports to Fund shareholders, and supervise and facilitate the solicitation of proxies solicited by the
     Fund for all shareholder meetings, including the tabulation process for shareholder meetings;

	(e)	administer contracts on behalf of the Fund with, among others, the
     Fund's investment advisers, distributor, custodian and transfer agent;

	(f)	maintain the Fund's general ledger and prepare the Fund's financial statements, including expense accruals and payments, and on each business day determine the net asset value of each Portfolio and per share offering price of its shares;

	(g)	prepare and file the Fund's federal and state tax returns;

	(h)	assist with the layout and printing of publicly disseminated prospectuses and assist with and coordinate layout and printing of the Fund's semi-annual and annual reports to shareholders;

	(i)	provide internal legal and administrative services as reasonably requested by the Fund from time to time;

	(j)	assist with the design, development and operation of the Fund, including new portfolio and class investment objectives, policies and structure;

	(k)	provide individuals reasonably acceptable to the Fund's Board of
     Trustees for nomination, appointment, or election as officers of the Fund, who will be responsible for the management of certain of the Fund's affairs as determined by the Fund's Board of Trustees;

	(l)	advise the Fund and its Board of Trustees on matters concerning the Fund and its affairs;

	(m)	obtain and keep in effect fidelity bonds and trustees and officers/
     errors and omissions insurance policies for the Fund in accordance with the requirements of Rules 17g-1 and 17d-1(d)(7) under the 1940 Act as such bonds and policies are approved by the Fund's Board of Trustees;

	(n)	monitor and advise the Fund and its Portfolios on their registered investment company status under the Internal Revenue Code of 1986, as amended;

	(o)	perform all administrative services and functions of the Fund and each
     Portfolio to the extent administrative services and functions are not provided to the Fund or such Portfolio pursuant to the Fund's or such
     Portfolio's investment advisory agreement, distribution agreement, custodian agreement and transfer agent agreement;

	(p)	prepare and file with the Securities and Exchange Commission ("SEC")
     the semi-annual report for the Fund on Form N-SAR and all required notices pursuant to Rule 24f-2;

	(q)	calculate and pay dividends and capital gain distributions to be paid to each Portfolio's shareholders in conformity with Subchapter M of the
     Internal Revenue Code;

	(r)	process the payment of all expenses payable by the Fund;

	(s)	prepare such reports relating to the business and affairs of the Fund
     (not otherwise appropriately prepared by the Fund's investment advisers, counsel or auditors) as the Trustees of the Fund may from time to time reasonably request in connection with performance of their duties;

	(t)	provide reviews and quarterly compliance reports to the Trustees regarding all applicable regulatory and operating requirements;

	(u)	mail the annual reports of the Portfolios; prepare an annual list of shareholders; and mail notices of shareholders' meetings, proxies and proxy statements, for all of which the Fund will pay the Administrator's out-of-pocket expenses;

	(v)	answer such correspondence and inquiries from shareholders, securities brokers and others relating to its duties hereunder and such other correspondence and inquiries as may from time to time be mutually agreed upon between the Administrator and the Fund; and

	(w)	regarding foreign investments:

(1)	Regulatory Compliance.

	(A)	Obtain the custodian's Rule 17f-5 package for the Fund's Board regarding sub-custodian and selected countries for investment.

	(B)	Coordinate Board approval of selected countries and subsequent completion of sub-custodial documents.

(2)	Financial Reporting.

	(A)	Monitor and review tax reclaims chronologically, by country and type;
     report on same to Fund management.
   		a.	File/complete tax withholding documents, as supplied by the custodian.

	(B)	Monitor procedures for timely and accurate pricing.

	(C)	Review and monitor treatment of currency gain/loss and capital gain/loss.
   		a.	Section 988 transactions.
	   	b.	Section 1256 contracts.

(3)	Tax Reporting.

	(A)	Determine tax treatment of foreign investments and their impact on
   		a.	Subchapter M tests-- e.g. diversification, qualified income, 30% tests.
		   b.	Taxable income and capital gains.

	(B)	Calculate distributions to shareholders.
   		a.	Monitor character and impact of realized currency gain/loss on distribution amount.

	(C)	Calculate income and expenses by country in order to determine foreign tax credit available to shareholders.

	   	Also, the Administrator may perform other services for the Fund as agreed from time to time, at the request of the Board of Trustees, including, but not limited to, performing internal audit examinations.

  ARTICLE 3.	Allocation of Charges and Expenses.

	(A) The Administrator. The Administrator shall furnish at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under this Agreement. The Administrator shall also provide the items which it is obligated to provide under this Agreement, and shall pay all compensation, if any, of officers of the Fund as well as all Trustees of the Fund who are affiliated persons of the Administrator or any affiliated corporation of the Administrator; provided, however, that unless specifically provided, the Administrator shall not be obligated to pay the compensation of any employee of the Fund retained by the Trustees of the Fund to perform services on behalf of the Fund.

	(B) The Fund.  The Fund assumes and shall pay or cause to be paid all other expenses of the Fund not otherwise allocated herein, including, without limitation, organizational costs, taxes, expenses for legal and auditing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial services, the cost of pricing services, the cost of initial and ongoing registration of the shares under federal and state securities laws, fees and out-of-pocket expenses of Trustees who are not affiliated persons of the
Administrator or the investment advisers to the Fund or any affiliated corporation of the Administrator or the investment advisers, insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and all fees and charges of investment advisers to the Fund.

	ARTICLE 4.	Compensation of the Administrator.

	(A) Administration Fee. For the services to be rendered, the facilities furnished and the expenses assumed by the Administrator pursuant to this Agreement, the Fund shall pay to the Administrator compensation at an annual rate specified in the Schedules. Such compensation shall be calculated and accrued daily, and paid to the Administrator monthly. The Fund shall also reimburse the Administrator for its reasonable out-of-pocket expenses.

	If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, the Administrator's compensation for that part of the month in which this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Administrator's compensation for the preceding month shall be made promptly.

	(B) Compensation from Transactions. The Fund hereby authorizes any entity or person associated with the Administrator which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11 (a) of the Securities Exchange
Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

	(C) Survival of Compensation Rights.  All rights of compensation under this
Agreement for services performed as of the termination date shall survive the termination of this Agreement.

	ARTICLE 5.	Limitation of Liability of the Administrator.  The duties of the
Administrator shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Administrator hereunder. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable law which cannot be waived or modified hereby. (As used in this Article 5, the term "Administrator" shall include directors, officers, employees and other corporate agents of the Administrator as well as that corporation itself.)

	So long as the Administrator acts in good faith and without negligence, the
Fund assumes full responsibility and shall indemnify the Administrator and hold it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses)
arising directly or indirectly out of any service rendered to the Fund hereunder.  The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

	The rights hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Fund may be asked to indemnify or hold the Administrator harmless, the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question the Fund promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Fund, but failure to do so in good faith shall not affect the rights hereunder.

	The Administrator may apply to the Fund at any time for instructions and may consult counsel for the Fund or its own counsel and with accountants and other experts with respect to any matter arising in connection with the
Administrator's duties, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the opinion of such counsel, accountants or other experts.

	Also, the Administrator shall be protected in acting upon any document which it reasonably believes to be genuine and to have been signed or presented by the proper person or persons. Nor shall the Administrator be held to have notice of any change of authority of any officers, employee or agent of the
Fund until receipt of written notice thereof from the Fund.

	ARTICLE 6.	Activities of the Administrator.  The services of the
Administrator rendered to the Fund are not to be deemed to be exclusive. The Administrator is free to render such services to others and to have other businesses and interests so long as the services rendered to the Fund hereunder are not impaired. It is understood that Trustees, officers, employees and shareholders of the Fund are or may be or become interested in the Administrator, as directors, officers, employees and shareholders or other may be or become similarly interested in the Fund, and that the Administrator may be or become interested in the Fund as a shareholder or otherwise.

	ARTICLE 7.	Duration of this Agreement.  The term of this Agreement shall be as specified in the Schedules. This Agreement shall not be assignable by either party without the written consent of the other party.

	ARTICLE 8. Amendments. This Agreement may be amended or modified by a written agreement executed by both parties.

	The parties hereto may amend any special procedures with respect to matters set forth herein as may be appropriate or practical under the circumstances, and the Administrator may conclusively assume that any special procedure which has been approved by the Fund does not conflict with or violate any requirements of its Declaration of Trust, By-Laws or then current prospectuses, or any rule, regulation or requirement of any regulatory body.

	ARTICLE 9.  Limitation of Liability.  A copy of the Declaration of Trust of the Fund is on file with the Secretary of State of the Commonwealth of
Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the
Trustees, officers or shareholders of the Fund individually, but binding only upon the assets and property of the Fund.

	ARTICLE 10. Certain Records. The Administrator shall maintain customary records in connection with its duties as specified in this Agreement. Any records required to be maintained and preserved pursuant to Rules 31a-1 and 31a-2 under the 1940 Act which are prepared or maintained by the Administrator on behalf of the Fund shall be prepared and maintained at the expense of the Administrator, but shall be the property of the Fund and will be made available to or surrendered promptly to the Fund on request.

	In case of any request or demand for the inspection of such records by another party, the Administrator shall notify the Fund and follow the Fund's instructions as to permitting or refusing such inspection; provided that the Administrator may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so, unless (in cases involving potential exposure only to civil liability) the Fund has agreed to indemnify the Administrator against such liability.

	ARTICLE 11. Definitions of Certain Terms. The terms "interested person" and "affiliated person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

	ARTICLE 12.  Notice.  Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Fund, at 680 East Swedesford Road, Wayne,
PA 19087-1658, and if to the Administrator, at 680 East Swedesford Road,
Wayne, PA 19087-1658.

	ARTICLE 13.  Governing Law.  This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws, provisions thereof, and the applicable provisions of the
1940 Act. To the extent that the applicable laws of the Commonwealth of
Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

	ARTICLE 14. Multiple Originals. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

	IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

ARK FUNDS

By: /s/
    Richard Shoch
    Vice President

Attest: /s/
     Sandy Oechslin


SEI FINANCIAL MANAGEMENT CORPORATION

By: /s/
    Kathryn L. Stanton
			 Vice President

Attest: /s/
    Patricia Arizin




                             SCHEDULE
                  TO THE ADMINISTRATION AGREEMENT
                       DATED NOVEMBER 1, 1995
                               BETWEEN
                              ARK FUNDS
                                 AND
                SEI FINANCIAL MANAGEMENT CORPORATION


Fees:	 Pursuant to Article 4, Section A, the Fund shall pay the Administrator compensation for services rendered to the U.S. Treasury Money Market, U.S. Government Money Market, Money Market, Tax-Free Money Market, Income, Growth and Income, Capital Growth, International Equity,
       Special Equity and Maryland Tax-Free Portfolios (the "Portfolios") at an annual rate of .13% of the aggregate average daily net assets of the Portfolios, which is calculated daily and paid monthly.


Term: 	Pursuant to Article 7, the term of this Agreement shall commence on
       November 1, 1995, and shall remain in effect for three (3) years (the "Initial Term"). This Agreement shall continue in effect for successive periods of 2 years after the Initial Term, unless terminated by either party on not less than 90 days prior written notice to the other party. In the event of a material breach of this Agreement by either party, the non-breaching party shall notify the breaching party in writing of such breach and upon receipt of such notice, the breaching party shall promptly to remedy the breach, and if the breach is not so remedied the nonbreaching party may terminate this Agreement on not less than 30 days' written notice .